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                                                                    EXHIBIT 23.4

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 17, 1996, included (or incorporated by reference) in West Coast Bancorp's Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this registration statement.

MOSS ADAMS, LLP




Portland, Oregon
December 19, 1997